EQUITY AND REMUNERATION TO SHAREHOLDERS (Details 2) - BRL (R$) R$ / shares in Units, R$ in Millions	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Equity And Remuneration To Shareholders
Net income for the year attributed to equity holders of the parent	R$ 4,092	R$ 3,751	R$ 2,864
Minimum mandatory dividend from net income for the year - preferred shares	1,486	1,309	986
Net income for the year not distributed - preferred shares	1,238	1,188	920
Total earnings - preferred shares (A)	2,724	2,497	1,906
Minimum mandatory dividend from net income for the year - common shares	747	657	496
Net income for the year not distributed - common shares	622	597	462
Total earnings - common shares (B)	R$ 1,369	R$ 1,254	R$ 958
Basic and diluted earnings per preferred share (A / number of preferred shares)	R$ 1.86	R$ 1.70	R$ 1.30
Basic and diluted earnings per common share (B / number of common shares)	R$ 1.86	R$ 1.70	R$ 1.30